Exhibit 99.3
                            TREE TOP INDUSTRIES, INC.
                      2007 OMNIBUS STOCK AND INCENTIVE PLAN


                                   ARTICLE 1.
                             BACKGROUND AND PURPOSE


         1.1. BACKGROUND. This 2007 Omnibus Stock and Incentive Plan (the "Plan") permits the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and other equity-based awards.

         1.2. PURPOSE. The purposes of the Plan are (a) to attract, reward and retain highly competent persons as officers, Directors, Employees and Consultants of the Company; (b) to provide additional incentives to such Employees, officers, Directors and Consultants by aligning their interests with those of the Company's shareholders; and (c) to promote the success of the business of the Company.

         1.3. ELIGIBILITY. Service Providers who are officers, Directors, Employees or Consultants are eligible to be granted Awards under the Plan. However, Incentive Stock Options may be granted only to Employees.

         1.4. DEFINITIONS. Capitalized terms used in the Plan and not otherwise defined herein shall have the meanings assigned to such terms in the attached Appendix.

                                   ARTICLE 2.
                                  SHARE LIMITS

         2.1.     SHARES SUBJECT TO THE PLAN.
                  --------------------------

                  (a) SHARE RESERVE. Awards may be made under the Plan for up to 6,000,000 Shares. In addition, on each anniversary of the Effective Date on or before the fifth anniversary of the Effective Date, the aggregate number of shares of the Company's Common Stock reserved for issuance under this Plan shall be increased automatically by the lesser of: (a) a number of shares equal to five percent (5%) of the total number of Shares on the immediately preceding December 31st; (b) 500,000 Shares; or (c) such lesser number of shares as the Board, in its sole discretion, determines. These limits on the number of Shares subject to the share reserve shall be subject to adjustment under Section 2.3(a) of the Plan. All of the available Shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options to the extent permissible under the Code. At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards made under the Plan and all other outstanding but unvested Awards made under the Plan that are to be settled in Shares.

                  (b) SHARES COUNTED AGAINST LIMITATION. If an Award is exercised, in whole or in part, by tender or attestation of Shares under Section 5.4(b), or if the Company's tax withholding obligation is satisfied by withholding Shares under Section 10.7(b), the number of Shares deemed to have been issued under the Plan (for purposes of the limitation set forth in this Section 2.1) shall be the number of Shares that were subject to the Award or portion thereof so exercised and not the net number of Shares actually issued upon such exercise.

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                  (c)  LAPSED  AWARDS.  If  an  Award:  (i)  expires;   (ii)  is
terminated,  surrendered,  or canceled without having been exercised in full; or
(iii) is otherwise forfeited in whole or in part (including as a result of Shares constituting or subject to an Award being repurchased by the Company pursuant to a contractual repurchase right), then the unissued Shares that were subject to such Award and/or such surrendered, canceled, or forfeited Shares (as the case may be) shall become available for future grant or sale under the Plan (unless the Plan has terminated), subject however, in the case of Incentive Stock Options, to any limitations under the Code.

                  (d) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors, consultants or advisors of another company (an "Acquired Company") in connection with a merger, consolidation or similar transaction involving such Acquired Company with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Company. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances, including provisions that preserve the aggregate exercise price and the aggregate option spread as of the closing date of any such transaction. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Sections 2.1(a) and 2.2.

         2.2. INDIVIDUAL SHARE LIMIT. In any Tax Year, no Service Provider shall be granted Awards with respect to more than 2,500,000 Shares. The limit described in this Section 2.2 shall be construed and applied consistently with
Section 162(m) of the Code, except that this limit shall apply to all Service Providers.

                  (a) AWARDS NOT SETTLED IN SHARES. If an Award is to be settled in cash or any medium other than Shares, the number of Shares on which the Award is based shall count toward the individual share limit set forth in this Section 2.2.

                  (b) CANCELED AWARDS. Any Awards granted to a Participant that are canceled shall continue to count toward the individual share limit applicable to that Participant set forth in this Section 2.2.

         2.3. ADJUSTMENTS. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Shares (whether in the form of cash, Shares, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company or any similar, unusual or extraordinary corporate transaction (or event in respect of the Shares) or a sale of all or substantially all the assets of the Company occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable:

                  (a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards (including the specific maximums and numbers of shares set forth elsewhere in the Plan), (ii) the number, amount and type of Shares (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding

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Awards or (v) the performance  standards  appropriate to any outstanding  Awards
(subject to the limitations for performance based compensation under Section 162(m) of the Code), or

                  (b) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for (i) a cash payment, (ii) the substitution or exchange of any or all outstanding Awards, (iii) the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable with respect to Shares upon or in respect of such event,
(iv) all vested Options and Stock Appreciation Rights to be exercised by a date certain in connection with such event at which time these stock rights (whether or not then vested) shall terminate, provided Participants are provided advance written notice or (v) a combination of the foregoing.

The Committee shall value Awards as it deems reasonable in the event of a cash settlement and, in the case of Options, Stock Appreciation Rights or similar stock rights, may base such settlement solely upon the excess if any of the per Share amount payable upon or in respect of such event over the exercise price of the Award. The Committee's determination with respect to any adjustments under this Section 2.3 shall be final and conclusive. The Committee may act under this
Section 2.3 at any time to the extent that the Committee deems such action necessary to permit a Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 2.3(a) above shall nevertheless be made.


                                   ARTICLE 3.
                               PLAN ADMINISTRATION

         3.1. ADMINISTRATOR. The Plan shall be administered by the Committee.

         3.2. POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, Applicable Law, and the specific duties delegated by the Board to the Committee, the Committee shall have the authority in its discretion: (a) to determine the Fair Market Value; (b) to select the Service Providers to whom Awards may be granted hereunder and the types of Awards to be granted to each; (c) to determine the number of Shares to be covered by each Award granted hereunder;
(d) to determine whether, to what extent, and under what circumstances an Award may be settled in cash, Shares, other securities, other Awards, or other property; (e) to approve forms of Award Agreements; (f) to determine and amend, in a manner consistent with the terms of the Plan, the terms and conditions of any Award granted hereunder, based on such factors as the Committee, in its sole discretion, shall determine; (g) to construe and interpret the terms of the Plan and Award Agreements; (h) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; (i) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established pursuant to
Section 12.1 of the Plan; (j) to authorize withholding  arrangements pursuant to
Section 10.7(b) of the Plan; (k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee; (l) to accelerate the vesting, exercisability and/or the deemed attainment of a Performance Objective with respect to an Award; and

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(m) to make all other  determinations and take all other action described in the
Plan  or  as  the  Committee   otherwise   deems   necessary  or  advisable  for
administering the Plan and effectuating its purposes.

         3.3. COMPLIANCE WITH APPLICABLE LAW. The Committee shall administer, construe, interpret, and exercise discretion under the Plan and each Award Agreement in a manner that is consistent and in compliance with a reasonable, good faith interpretation of all Applicable Laws, and that avoids (to the extent practicable) the classification of any Award as "deferred compensation" for purposes of Section 409A of the Code, as determined by the Committee. Notwithstanding the foregoing, the failure to satisfy the requirements of
Section 409A or Section 162(m) with respect to the grant of an Award under the Plan shall not affect the validity of the action of the Committee otherwise duly authorized and acting in the matter.

         3.4. EFFECT OF COMMITTEE'S DECISION AND COMMITTEE'S LIABILITY. The Committee's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards. Neither the Committee nor any of its members shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with the Plan or any Award Agreement. Further, in the performance of its responsibilities with respect to the Plan or any Award Agreement, the Committee shall be entitled to rely upon information and/or advice furnished by the Company's officers or employees, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such information and/or advice.

         3.5. ACTION BY THE BOARD / DELEGATION TO EXECUTIVE OFFICERS. Subject to Applicable Law, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. Further, to the extent permitted by Applicable Law, the Committee may delegate to one or more Executive Officers the powers: (a) to designate Service Providers who are not Executive Officers as eligible to participate in the Plan; and (b) to determine the amount and type of Awards that may be granted to Service Providers who are not Executive Officers.

         3.6. AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. In the Committee's discretion, Awards may be granted alone, in addition to, or in tandem with any other Award or any award granted under another plan of the Company or an Affiliate. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.


                                   ARTICLE 4.
                       VESTING AND PERFORMANCE OBJECTIVES

         4.1. GENERAL. The vesting schedule or Period of Restriction for any Award shall be specified in the Award Agreement. The criteria for vesting and for removing restrictions on any Award may include (i) performance of substantial services for the Company for a specified period; (ii) achievement of one or more Performance Objectives; or (iii) a combination of (i) and (ii), as determined by the Committee.

         4.2. PERIOD OF ABSENCE FROM PROVIDING SUBSTANTIAL SERVICES. To the extent that vesting or removal of restrictions is contingent on performance of

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substantial services for a specified period, a leave of absence (whether paid or unpaid) shall not count toward the required period of service unless the Award Agreement specifically provides otherwise.


         4.3.     PERFORMANCE OBJECTIVES.

                  (a) POSSIBLE PERFORMANCE OBJECTIVES. Any Performance Objective shall relate to the Service Provider's performance for the Company (or an Affiliate) or the Company's (or Affiliate's) business activities or organizational goals, and shall be sufficiently specific that a third party having knowledge of the relevant facts could determine whether the Performance Objective is achieved. For Awards not intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee may establish Performance Objectives based on other criteria as it deems appropriate. The Performance Objectives will be comprised of specified levels of one or more of the following performance measures as the Committee deems appropriate: net earnings or net income (before of after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, equity, sales, or revenue); cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; working capital targets; cash value added; economic value added; market penetration; and product introductions, in each case determined in accordance with generally accepted accounting principles (subject to modifications approved by the Committee) consistently applied on a business unit, divisional, subsidiary or consolidated basis or any combination thereof. The Performance Objectives may be described in terms of goals that are related to the individual Participant or goals that are Company-wide or related to an Affiliate, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Affiliate, division, department, region, function or business unit) or measured relative to selected peer companies or a market or other index. In addition, for Awards not intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee may establish Performance Objectives based on other criteria as it deems appropriate.

                  (b) STOCKHOLDER APPROVAL OF PERFORMANCE OBJECTIVES. The list of possible Performance Objectives set forth in Section 4.3(a), above, and the other material terms of Awards of Restricted Stock or Restricted Stock Units that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, shall be subject to reapproval by the Company's stockholders at the first stockholder meeting that occurs in 2011. No Award of Restricted Stock or Restricted Stock Units that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be made after that meeting unless stockholders have reapproved the list of Performance Objectives, or unless the vesting of the Award is made contingent on stockholder approval of the Performance Objectives and other material terms of such Awards.

                  (c) DOCUMENTATION OF PERFORMANCE OBJECTIVES. With respect to any Award, the Performance Objectives shall be set forth in writing no later than 90 days after commencement of the period to which the Performance

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Objective(s)  relate(s)  (or, if sooner,  before 25% of such period has elapsed)
and at a time when achievement of the Performance Objectives is substantially uncertain. Such writing shall also include the period for measuring achievement of the Performance Objectives, which shall be no greater than five consecutive years, as established by the Committee. Once established by the Committee, the Performance Objective(s) may not be changed to accelerate the settlement of an Award or to accelerate the lapse or removal of restrictions on Restricted Stock that otherwise would be due upon the attainment of the Performance Objective(s).

                  (d) COMMITTEE CERTIFICATION. Prior to settlement of any Award that is contingent on achievement of one or more Performance Objectives, the Committee shall certify in writing that the applicable Performance Objective(s) and any other material terms of the Award were in fact satisfied. For purposes of this Section 4.3(d), approved minutes of the Committee shall be adequate written certification.

                                   ARTICLE 5.
                                  STOCK OPTIONS


         5.1. TERMS OF OPTION. Subject to the provisions of the Plan, the type of Option, term, exercise price, vesting schedule, and other conditions and limitations applicable to each Option shall be as determined by the Committee and shall be stated in the Award Agreement.


         5.2. TYPE OF OPTION.

                  (a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Option.

                  (b) Neither the Company nor the Committee shall have liability to a Participant or any other party if an Option (or any part thereof) which is intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. In addition, the Committee may make an adjustment or substitution described in Section 2.3 of the Plan that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant or any other party.


         5.3.     LIMITATIONS.

                  (a) MAXIMUM TERM. No Option shall have a term in excess of 10 years measured from the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(d), below), the term of such Incentive Stock Option shall not exceed five years measured from the date the Option is granted.

                  (b) MINIMUM EXERCISE PRICE. Except as provided in Section 5.3(e) and subject to Section 2.3(b) of the Plan, the exercise price per share of an Option shall not be less than 100% of the Fair Market Value per Share on the date the Option is granted. In the case of any Incentive Stock Option granted to a 10% Stockholder (as defined in Section 5.3(d), below), subject to
Section 2.3(b) of the Plan, the exercise price per share of such Incentive Stock Option shall not be less than 110% of the Fair Market Value per Share on the date the Option is granted.

                  (c) $100,000 LIMIT FOR INCENTIVE STOCK OPTIONS. Notwithstanding an Option's designation, to the extent that Incentive Stock Options are exercisable for the first time by the Participant during any calendar year with respect to Shares whose aggregate Fair Market Value exceeds

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$100,000  (regardless of whether such Incentive Stock Options were granted under the Plan, or any other plan of the Company or any Affiliate), such Options shall be treated as Non-Qualified Options. For purposes of this Section 5.3(c), Fair Market Value shall be measured as of the date the Option was granted and Incentive Stock Options shall be taken into account in the order in which they were granted consistent with Applicable Law.

                  (d) 10% STOCKHOLDER. For purposes of this Section 5.3, a "10% Stockholder" is an individual who, immediately before the date an Award is granted, owns (or is treated as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or an Affiliate), determined under Section 424(d) of the Code.

                  (e) SHORT-TERM BELOW MARKET OPTIONS. The Committee shall have the authority to grant Options with an exercise price that is less than the Fair Market Value per Share on the date that the Option is granted; provided, however, that notwithstanding any other provision of this Plan to the contrary, the Award Agreement for each such Option shall require that the Option be exercised no later than the 15th day of the third month following the end of the calendar year in which the Option is granted.

         5.4. FORM OF CONSIDERATION. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. To the extent approved by the Committee, the consideration for exercise of an Option may be paid in any one, or any combination, of the forms of consideration set forth in subsections (a), (b), (c), and (d) below.

                  (a) CASH EQUIVALENT. Consideration may be paid by cash, check, or other cash equivalent approved by the Committee.

                  (b) TENDER OR ATTESTATION OF SHARES. Consideration may be paid by the tendering of other Shares to the Company or the attestation to the ownership of the Shares that otherwise would be tendered to the Company in exchange for the Company's reducing the number of Shares issuable upon the exercise of the Option. Shares tendered or attested to in exchange for Shares issued under the Plan must be held by the Service Provider for at least six months prior to their tender or their attestation to the Company and may not be Shares of Restricted Stock at the time they are tendered or attested to. The Committee shall determine acceptable methods for tendering or attesting to Shares to exercise an Option under the Plan and may impose such limitations and prohibitions on the use of Shares to exercise Options as it deems appropriate. For purposes of determining the amount of the Option price satisfied by tendering or attesting to Shares, such Shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable.

                  (c)   BROKER-ASSISTED   CASHLESS  EXERCISE.   Subject  to  the
Committee's approval, consideration may be paid by the Participant's (i) irrevocable instructions to the Company to deliver the Shares issuable upon exercise of the Option promptly to a broker (acceptable to the Company) for the Participant's account, and (ii) irrevocable instructions to the broker to sell Shares sufficient to pay the exercise price and upon such sale to deliver the exercise price to the Company. A Participant may use this form of exercise only if the exercise would not subject the Participant to liability under Section 16(b) of the Exchange Act or would be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act or any other exemption from such liability. The Company

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shall deliver an  acknowledgement  to the broker upon receipt of instructions to deliver the Shares, and the Company shall deliver the Shares to such broker upon the settlement date. Upon receipt of the Shares from the Company, the broker shall deliver to the Company cash sale proceeds sufficient to cover the exercise price and any applicable withholding taxes due. Shares acquired by a cashless exercise shall be deemed to have a Fair Market Value on the Option exercise date equal to the gross sales price at which the broker sold the Shares to pay the exercise price.

                  (d) OTHER METHODS. Consideration may be paid using such other methods of payment as the Committee, at its discretion, deems appropriate from time to time.

         5.5.     EXERCISE OF OPTION.

                  (a) PROCEDURE FOR EXERCISE. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. An Option shall be deemed exercised when the Committee receives: (i) written or facsimile notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option and (ii) full payment for the Shares (in a form permitted under Section 5.4 of the Plan) with respect to which the Option is exercised.

                  (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. Except as otherwise provided in the Award Agreement, in the event of Termination of Service before exercise of an Option, the following rules shall apply:

                           (i)    If the  Participant's  Termination  of Service
is for Cause, no portion of the Option may be exercised, and the Option will immediately expire upon the Termination of Service;

                           (ii)   An Option may be exercised after the Partici-
pant's Termination of Service only to the extent that the Option was vested as of the Termination of Service;

                           (iii)  An  Option  may  not be exercised  after the
expiration of the term of such Option as set forth in the Award Agreement;

                           (iv)   Unless a Participant's  Termination of Service
is the result of the Participant's death or Disability, the Participant may not exercise the vested portion of an Option more than three months after such Termination of Service;

                           (v)    If a  Participant's  Termination of Service is
the result of the Participant's death or Disability, the Participant may exercise the vested portion of an Option up to 12 months after Termination of Service; and

                           (vi)   After the Participant's death, his Beneficiary
may exercise an Option only to the extent that the deceased Participant was entitled to exercise such Incentive Stock Option as of the date of his death.

If the Committee determines, subsequent to a Participant's Termination of Service but before exercise of an Option, that either before or after the Participant's Termination of Service the Participant engaged in conduct that constitutes "Cause," then the Participant's right to exercise any Option is forfeited immediately.

                  (c) RIGHTS AS A STOCKHOLDER. Shares subject to an Option shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the Option exercise date. Until such Option exercise date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option. In the event that the Company effects a split of the Shares by means of a stock dividend and the exercise
                                       -8-
price of, and number of Shares subject to, an Option are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Option. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.

         5.6. REPURCHASE RIGHTS. The Committee shall have the discretion to grant Options which are exercisable for unvested Shares. If the Participant ceases to be a Service Provider while holding such unvested Shares, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share equal to the lower of (i) the exercise price paid per Share, or
(ii) the Fair Market Value per Share at the time of repurchase. The terms upon which such repurchase right shall be exercisable by the Committee (including the period and procedure for exercise and the appropriate vesting schedule for the purchased Shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

                                   ARTICLE 6.
                            STOCK APPRECIATION RIGHTS

         6.1. TERMS OF STOCK APPRECIATION RIGHT. The term, base amount, vesting schedule, and other conditions and limitations applicable to each Stock Appreciation Right shall be as determined by the Committee and shall be stated in the Award Agreement. Except as otherwise provided by the Committee, all Awards of Stock Appreciation Rights shall be settled in Shares issuable upon the exercise of the Stock Appreciation Right.


         6.2.     EXERCISE OF STOCK APPRECIATION RIGHT.

                  (a) PROCEDURE FOR EXERCISE. Any Stock Appreciation Right granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as set forth in the Award Agreement. A Stock Appreciation Right shall be deemed exercised when the Committee receives written or facsimile notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Appreciation Right.

                  (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. Following a Participant's Termination of Service, the Participant (or the Participant's Beneficiary, in the case of Termination of Service due to death) may exercise his or her Stock Appreciation Right within such period of time as is specified in the Award Agreement to the extent that the Stock Appreciation Right is vested as of the Termination of Service. In the absence of a specified time in the Award Agreement, the Stock Appreciation Right shall remain exercisable for three months following the Participant's Termination of Service for any reason other than Disability or death, and for 12 months after the Participant's Termination of Service on account of Disability or death. However, if the Participant's Termination of Service is for Cause, no portion of the Stock Appreciation Right may be exercised, and the Stock Appreciation Right will immediately expire upon the Termination of Service. If the Committee determines, subsequent to a Participant's Termination of Service but before exercise of a

Stock Appreciation Right, that either before or after the Participant's Termination of Service that the Participant engaged in conduct that constitutes "Cause," then the Participant's right to exercise any Stock Appreciation Right is forfeited immediately.

                  (c) RIGHTS AS A STOCKHOLDER. Shares subject to a Stock Appreciation Right shall be deemed issued, and the Participant shall be deemed the record holder of such Shares, on the date the Stock Appreciation Right is exercised. Until such date, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Stock Appreciation Right. If the Company effects a split of the Shares by means of a stock dividend and the exercise price of, and number of Shares subject to, a Stock Appreciation Right are adjusted as of the date of distribution of the dividend (rather than as of the record date for such dividend), then a Participant who exercises such Stock Appreciation Right between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares subject to the Stock Appreciation Right. No other adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued.


                                   ARTICLE 7.
                                RESTRICTED STOCK

         7.1. TERMS OF RESTRICTED STOCK. Subject to the provisions of the Plan, the Period of Restriction, the number of Shares granted, and other conditions and limitations applicable to each Award of Restricted Stock shall be as determined by the Committee shall be stated in the Award Agreement. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

         7.2. TRANSFERABILITY. Except as provided in this Article 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

         7.3. OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

         7.4.  REMOVAL OF  RESTRICTIONS.  Except as  otherwise  provided in this
Article 7, and subject to Section 10.5 of the Plan, Shares of Restricted Stock covered by an Award of Restricted Stock made under the Plan shall be released from escrow, and shall become fully transferable, as soon as practicable after the Period of Restriction ends, and in any event no later than 2 1/2 months after the end of the Tax Year in which the Period of Restriction ends.

         7.5. VOTING RIGHTS. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

         7.6. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement.

                  (a) If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Shares of Restricted Stock with respect to which they were paid.

                  (b) If any such dividends or distributions are paid in cash, the Award Agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Shares of Restricted Stock vest or are forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other payments shall be unrestricted, in which case they shall be paid as soon as practicable after the dividend or distribution date. In no event shall any cash dividend or distribution be paid later than 2 1/2 months after the Tax Year in which the dividend or distribution becomes nonforfeitable.

         7.7. RIGHT OF REPURCHASE OF RESTRICTED STOCK. If, with respect to any Award of Restricted Stock: (a) a Participant's Termination of Service occurs before the end of the Period of Restriction; (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives; or (c) the Participant has engaged in conduct either before or after Termination of Service that constitutes Cause, then the Company shall have the right to repurchase forfeitable Shares of Restricted Stock from the Participant at the lower of their original issuance price (or to require forfeiture of such Shares if issued at no cost) or their Fair Market Value.


                                   ARTICLE 8.
                             RESTRICTED STOCK UNITS

         8.1. TERMS OF RESTRICTED STOCK UNITS. Subject to the provisions of the Plan, the Period of Restriction, number of underlying Shares, and other conditions and limitations applicable to each Award of Restricted Stock Units shall be as determined by the Committee and shall be stated in the Award Agreement.

         8.2. SETTLEMENT OF RESTRICTED STOCK UNITS. Subject to Section 10.5 of the Plan, the number of Shares specified in the Award Agreement, or cash equal to the Fair Market Value of the underlying Shares specified in the Award Agreement, shall be delivered to the Participant as soon as practicable after the end of the applicable Period of Restriction, and in any event no later than 2 1/2 months after the end of the Tax Year in which the Period of Restriction ends.

         8.3. DIVIDEND AND OTHER DISTRIBUTION EQUIVALENTS. The Committee is authorized to grant to holders of Restricted Stock Units the right to receive payments equivalent to dividends or other distributions with respect to Shares underlying Awards of Restricted Stock Units. The Award Agreement may specify that the dividend equivalents or other distributions shall be subject to the same restrictions as the related Restricted Stock Units, in which case they shall be accumulated during the Period of Restriction and paid or forfeited when the related Restricted Stock Units are paid or forfeited. Alternatively, the Award Agreement may specify that the dividend equivalents or other distributions shall be unrestricted, in which case they shall be paid on the dividend or distribution payment date for the underlying Shares, or as soon as practicable thereafter. In no event shall any unrestricted dividend equivalent or other distribution be paid later than 2 1/2 months after the Tax Year in which the record date for the dividend or distribution occurs.

         8.4. DEFERRAL ELECTION. Notwithstanding anything to the contrary in Sections 8.2 or 8.3, a Participant may elect in accordance with the terms of the Award Agreement and Section 409A of the Code to defer receipt of all or any portion of the Shares or other property otherwise issuable to the Participant pursuant to a Restricted Stock Unit Award to the extent permitted by the Committee.

         8.5. FORFEITURE. If, with respect to any Award: (a) a Participant's Termination of Service occurs before the end of the Period of Restriction; (b) any Performance Objectives are not achieved by the end of the period for measuring such Performance Objectives; or (c) the Participant has engaged in conduct either before or after Termination of Service that constitutes Cause, then the Restricted Stock Units granted pursuant to such Award shall be forfeited and the Company (and any Affiliate) shall have no further obligation.


                                   ARTICLE 9.
                            OTHER EQUITY-BASED AWARDS

         9.1. OTHER EQUITY-BASED AWARDS. The Committee shall have the right to grant other Awards based upon or payable in Shares having such terms and conditions as the Committee may determine, including deferred stock units, the grant of Shares upon the achievement of a Performance Objective and the grant of securities convertible into Shares.


                                   ARTICLE 10.
                           ADDITIONAL TERMS OF AWARDS

         10.1. NO RIGHTS TO AWARDS. No Service Provider shall have any claim to be granted any Award under the Plan, and the Company is not obligated to extend uniform treatment to Participants or Beneficiaries under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

         10.2. NO EFFECT ON EMPLOYMENT OR SERVICE. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company; nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without Cause, to the extent permitted by Applicable Laws and any enforceable agreement between the Service Provider and the Company.

         10.3. NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

         10.4.  TRANSFERABILITY  OF AWARDS.  Unless otherwise  determined by the
Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Subject to the approval of the Committee in its sole discretion, Non-Qualified Options may be transferable to members of the immediate family of the Participant and to one or more trusts for the benefit of such family members, partnerships in which such family members are the only partners, or corporations in which such family members are the only stockholders. "Members of the immediate family" means the Participant's spouse, children, stepchildren, grandchildren, parents, grandparents, siblings (including half brothers and sisters), and individuals who are family members by adoption. To the extent that any Award is transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate.

         10.5. CONDITIONS ON DELIVERY OF SHARES AND LAPSING OF RESTRICTIONS. The Company shall not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously delivered under the Plan until: (a) all conditions of the Award have been met or removed to the satisfaction of the Committee; (b) subject to approval of the Company's counsel, all other legal matters (including any Applicable Laws) in connection with the issuance and delivery of such Shares have been satisfied; and (c) the Participant has executed and delivered to the Company such representations or agreements as the Committee may consider appropriate to satisfy the requirements of Applicable Laws.

         10.6. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         10.7.    WITHHOLDING.

                  (a) WITHHOLDING REQUIREMENTS. Prior to the delivery of any Shares or cash pursuant to the grant, exercise, vesting, or settlement of an Award, the Company shall have the power and the right to deduct or withhold, or to require a Participant or Beneficiary to remit to the Company, an amount sufficient to satisfy any federal, state, and local taxes (including the Participant's FICA obligation) that the Company determines is required to be withheld to comply with Applicable Laws. The Participant or Beneficiary shall remain responsible at all times for paying any federal, state, and local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant or Beneficiary incurs by failing to make timely payments of tax.

                  (b) WITHHOLDING ARRANGEMENTS. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant or Beneficiary to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares, or (ii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required by Applicable Law to be withheld. The Fair Market Value of the Shares to be withheld or delivered, or with respect to which restrictions are removed, shall be determined as of the date that the taxes are required to be withheld.

         10.8. OTHER PROVISIONS IN AWARD AGREEMENTS. In addition to the provisions described in the Plan, any Award Agreement may include such other provisions (whether or not applicable to the Award of any other Participant) as the Committee determines appropriate, including restrictions on resale or other disposition, provisions for the acceleration of vesting and/or exercisability of Awards upon a Change of Control of the Company and provisions to comply with Applicable Laws. Without limiting any other express authority of the Committee under (but subject to) the express limits of the Plan, the Committee may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion had imposed, without the Participant's consent, and may make other changes to the terms and conditions of Awards.
Notwithstanding the foregoing, the Committee shall not adjust or change previously imposed terms and conditions for an Option or a Stock Appreciation Right in such a manner as would constitute a Repricing of the exercise price or base amount of any Option or Stock Appreciation Right without stockholder approval except as contemplated in Section 2.3 (with respect to a stock split, merger, acquisition, spin-off or any other similar, unusual or extraordinary corporate transaction or event in respect of the Shares as described therein).

         10.9. SECTION 16 OF THE EXCHANGE ACT. It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

         10.10. NOT BENEFIT PLAN COMPENSATION. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of determining the Participant's benefits under any other employee benefit plans or arrangements provided by the Company or an Affiliate, except where the Committee expressly provides otherwise in writing.


                                   ARTICLE 11.
                    TERM, AMENDMENT, AND TERMINATION OF PLAN

         11.1. TERM OF PLAN. The Plan shall become effective on the Effective Date.

         11.2. TERMINATION. The Plan shall terminate upon the earliest to occur of (i) September 30, 2017; (ii) the date on which all Shares available for issuance under the Plan have been issued as fully vested Shares; or (iii) the date determined by the Board pursuant to its authority under Section 11.3 of the Plan.

         11.3. AMENDMENT. The Board or the Committee may at any time amend, alter, suspend, or terminate the Plan, without the consent of the Participants or Beneficiaries. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws. Any revision that deletes or limits the scope of the provisions of Section 10.8 prohibiting Repricing of Options or Stock Appreciation Rights without stockholder approval shall require stockholder approval.

         11.4. EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Participant or Beneficiary under an outstanding Award, unless required to comply with an Applicable Law or mutually agreed otherwise between the Participant and the Committee; any such agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Committee's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

                                   ARTICLE 12.
                                  MISCELLANEOUS

         12.1. AUTHORIZATION OF SUB-PLANS. The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities, and/or tax laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations as the Committee deems necessary or desirable, and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All sub-plans adopted by the Committee shall be deemed to be part of the Plan, but each sub-plan shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any sub-plans to Participants in any jurisdiction which is not the subject of such sub-plan.

         12.2. GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under any state's applicable principles of conflicts of laws.

         12.3. COMMITTEE MANNER OF ACTION. Unless otherwise provided in the bylaws of the Company or the charter of the Committee: (a) a majority of the members of a Committee shall constitute a quorum; and (b) the vote of a majority of the members present who are qualified to act on a question assuming the presence of a quorum or the unanimous written consent of the members of the Committee shall constitute action by the Committee. The Committee may delegate the performance of ministerial functions in connection with the Plan to such person or persons as the Committee may select.

         12.4. EXPENSES. The costs of administering the Plan shall be paid by the Company.

         12.5. SEVERABILITY. If any provision of the Plan or any Award Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, such provision shall be construed or deemed to be amended to resolve the applicable infirmity, unless the Committee determines that it cannot be so construed or deemed amended without materially altering the Plan or the Award, in which case such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

         12.6. CONSTRUCTION. Unless the contrary is clearly indicated by the context: (a) the use of the masculine gender shall also include within its meaning the feminine and vice versa; (b) the use of the singular shall also include within its meaning the plural and vice versa; and (c) the word "include" shall mean to include, but not to be limited to.
         12.7. NO TRUST OR FUND CREATED. Neither the Plan nor any Award Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company (or an Affiliate) and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company (or an Affiliate) pursuant to an Award, such right shall be no more secure than the right of any unsecured general creditor of the Company (or the Affiliate, as applicable).

         12.8. HEADINGS. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         12.9 COMPLETE STATEMENT OF PLAN. This document is a complete statement of the Plan.

                                    APPENDIX

As used in the Plan, the following terms shall have the following meanings:

         "AFFILIATE" means an entity in which the Company has a direct or indirect equity interest, whether now or hereafter existing; provided however, that with respect to an Incentive Stock Option, an Affiliate means a "parent corporation" (as defined in Section 424(e) of the Code) or a "subsidiary corporation" (as defined in Section 424(f) of the Code) with respect to the Company, whether now or hereafter existing. Notwithstanding the foregoing, "Affiliate" for purposes of defining a Change of Control means with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         "APPLICABLE LAWS" means the requirements relating to, connected with, or otherwise implicated by the administration of long-term incentive plans under applicable state corporation laws, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

         "AWARD" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or other equity-based awards.

         "AWARD AGREEMENT" means a written agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.

         "BENEFICIARY" means the personal representative of the Participant's estate or the person(s) to whom an Award is transferred pursuant to the Participant's will or in accordance with the laws of descent or distribution.

         "BOARD" means the board of directors of the Company.

         "CAUSE", as used in connection with the termination of a Participant's services, means (1) with respect to any Participant employed under a written employment agreement with the Company which agreement includes a definition of "cause," "cause" as defined in that agreement or, if that agreement contains no such definition, a material breach by the Participant of that agreement, or (2) with respect to any other Participant, any of the following:

                  (a) the failure of the Participant to perform any of his or her material duties to the Company, including, without limitation, breach of the Company's code of ethics, conflict of interest or employment policies;

                  (b) the Participant's conviction (including any pleas of guilty or nolo contendre) of any felony or other crime that the Committee reasonably determines adversely impacts the Participant's ability to continue performing services with the Company;

                  (c) any act or omission to act by the Participant (other than the Participant's resignation or retirement) which would reasonably be likely to have the effect of injuring the reputation, business or business relationships of the Company or impairing the Participant's ability to perform services for the Company;

                  (d)   acts  of   theft,   embezzlement,   fraud,   dishonesty,
         misrepresentation or falsification of documents or records involving the Company;

                  (e) violation of any law or administrative regulation related to the Company's business and use of the Company's facilities or premises to conduct unlawful or unauthorized activities or transactions and

                  (f) conduct that could result in publicity reflecting unfavorably on the Company in a material way;

                  (g)    the   Participant's   improper  use  of  the  Company's
         confidential or proprietary information; or

                  (h) a breach of the terms of any employment agreement, confidentiality agreement, non-competition agreement and non-solicitation agreement or any other agreement between the Participant and the Company , after giving effect to the notification provisions, if any, and the mechanisms to remedy or cure a breach, if appropriate, as described in any such agreement.

The Committee shall determine whether conduct constituting "Cause" has occurred for purposes of the Plan. For purposes of this definition, the term "Company" includes any Affiliate of the Company and "Cause" is not limited to events that have occurred before a Participant's Termination of Service, nor is it necessary that the Committee's finding of "Cause" occur prior to Termination of Service.

         "CHANGE OF CONTROL" means and shall be deemed to occur upon the first of the following events:

                  (a) the acquisition, after the date hereof, by an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Voting Securities of the Company then outstanding after giving effect to such acquisition or, if greater the percentage of the combined voting power of the Voting Securities of the Company held or controlled by the Company's largest shareholder or his Affiliates (including but not limited to members of his "family" (as defined under Section 267(c)(4) of the Code) after giving effect to such acquisition); provided however, that if any one Person, or more than one Person acting as a group, is considered to own more than such percentages of the Voting Securities, acquisition of additional Voting Securities is not considered to cause an additional Change of Control; or

                  (b) the Company is merged or consolidated or reorganized into or with another Company or other legal entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the Voting Securities of such Company or entity immediately after such transaction is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such merger, consolidation or reorganization; or

                  (c) the Company sells or otherwise transfers all or substantially all of its assets (including but not limited to its Subsidiaries) to another Company or legal entity in one transaction or a series of related transactions, and as a result of such sale(s) or transfer(s), less than a majority of the combined voting power of the then outstanding Voting Securities of such Company or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Securities of the Company immediately prior to such sale or transfer; or

                  (d) approval by the Board or the stockholders of the Company of a complete or substantial liquidation or dissolution of the Company.

                  Notwithstanding the foregoing, unless otherwise determined in a specific case by majority vote of the Board, a Change of Control shall not be deemed to have occurred solely because: (a) the Company; (b) a Subsidiary; (c) any one or more members of executive management of the Company or its Affiliates; (d) any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary; or (e) any combination of the Persons referred to in the preceding clauses (a) through (d) becomes the actual or beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the Voting Securities of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any regulations or other guidance of general applicability promulgated under such section, and shall further be a reference to any successor or amended section of such section of the Code that is so referred to and any regulations thereunder.

         "COMMITTEE" means the Compensation Committee of the Board.

         "COMPANY" means Tree Top Industries, Inc., a Nevada corporation, or any successor thereto.

         "CONSULTANT" means any natural person, including an advisor, engaged by the Company or an Affiliate to render services (other than in connection with the offer or sale of securities in a capital raising transaction or to promote or maintain a market for securities) to such entity.

         "DIRECTOR" means a member of the Board.

         "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code. The Committee shall determine both whether Disability has occurred and the date of its occurrence. If requested, a Participant shall be examined by a physician selected or approved by the Committee.

         "EFFECTIVE DATE" means the Company's initial public offering; provided that the Plan and any Awards granted hereunder shall be null and void if the Plan is not approved by the Company's stockholders before any compensation under the Plan is paid.

         "EMPLOYEE" means any person who is an employee, as defined in Section 3401(c) of the Code, of the Company or any Affiliate or any other entity the employees of which are permitted to receive Incentive Stock Options under the Code. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXECUTIVE OFFICER" means an individual who is an "executive officer" of the Company (as defined by Rule 3b-7 under the Exchange Act) or a "covered employee" under Section 162(m) of the Code.

         "FAIR  MARKET  VALUE"  means,  with  respect  to  Shares as of any date
(except in the case of a cashless exercise pursuant to Section 5.4(c)) the closing sale price per share of such Shares (or the closing bid, if no sales were reported) as reported in The Wall Street Journal or, if not reported therein, such other source as the Committee deems reliable.

         "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         "NON-QUALIFIED OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         "OPTION" means an option to purchase Shares that is granted pursuant to
Article 5 of the Plan. An Option may be an Incentive Stock Option or a Non-Qualified Option.

         "PARTICIPANT" means the holder of an outstanding Award granted under the Plan.

         "PERFORMANCE OBJECTIVE" means a performance objective or goal that must be achieved before an Award, or a feature of an Award, becomes nonforfeitable, as described in Section 4.3 of the Plan.

         "PERIOD OF RESTRICTION" means the period during which Restricted Stock, the remuneration underlying Restricted Stock Units, or any other feature of an Award is subject to a substantial risk of forfeiture. A Period of Restriction shall be deemed to end when the applicable Award ceases to be subject to a substantial risk of forfeiture.

         "PERSON" means any individual, Company, partnership, group, association or other "person," as such term is used in Section 14(d) of the Exchange Act.

         "PLAN" means this 2007 Omnibus Stock and Incentive Plan.

         "PUBLIC SECURITIES" means securities meeting the following requirements: (A) of a class that is registered under Section 12 of the Exchange Act and is either listed and qualified for trading on a national securities exchange or is listed for quotation and qualified for trading on NASDAQ and (B) in a company that is then-current in its reporting obligations under the Exchange Act.

         "REPRICING" means: (a) reducing the exercise price or base amount of an Option or Stock Appreciation Right after it is granted; (b) taking any action that is treated as a "repricing" under generally accepted accounting principles;
(c) canceling an Option or a Stock Appreciation Right at a time when its exercise price or base amount exceeds the Fair Market Value of a Share (each, an "Underwater Award"), in exchange for another Option, Stock Appreciation Right, Restricted Stock or other Award; or (d) repurchasing an Option or Stock Appreciation Right that is an Underwater Award.

         "RESTRICTED STOCK" means Shares that, during a Period of Restriction, are subject to restrictions as described in Article 7 of the Plan.

         "RESTRICTED STOCK UNIT" means an Award that entitles the recipient to receive Shares or cash after a Period of Restriction, as described in Article 8 of the Plan.

         "SERVICE PROVIDER" means an Officer, Director, Employee or Consultant.

         "SHARE" means a share of the Company's common stock, $0.0001 par value per share.

         "STOCK APPRECIATION RIGHT" means an Award that entitles the recipient to receive, upon exercise, the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) a base amount specified by the Committee which shall not be less than the Fair Market Value of a Share on the date the Award is granted, as described in Article 6 of the Plan.

         "SUBSIDIARY" means a Company, company or other entity: (a) more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are; or
(b) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

         "TAX YEAR" means the Company's taxable year. If an Award is granted by an Affiliate, such Affiliate's taxable year shall apply instead of the Company's taxable year.

         "TERMINATION OF SERVICE" means the date an individual ceases to be a Service Provider in any capacity. Awards under the Plan shall not be affected by the change of a Participant's status with in or among the Company and any Affiliates, so long as the Participant remains a Service Provider. Unless the Committee or a Company policy provides otherwise, a leave of absence authorized by the Company or the Committee (including sick leave or military leave) from which return to service is not guaranteed by statute or contract shall be characterized as a Termination of Service if the individual does not return to service within three months; such Termination of Service shall be effective as of the first day that is more than three months after the beginning of the period of leave. If the ability to return to service upon the expiration of such leave is guaranteed by statute or contract, but the individual does not return, the leave shall be characterized as a Termination of Service as of a date established by the Committee or Company policy. For purposes of the Plan and any Award hereunder, if an entity ceases to be an Affiliate, Termination of Service shall be deemed to have occurred with respect to each Participant in respect of such Affiliate who does not continue as a Service Provider in respect of the Company or another Affiliate after such giving effect to such Affiliate's change in status.

         "VOTING SECURITIES" means, with respect to any Person, any securities entitled to vote (including by the execution of action by written consent) generally in the election of directors of such Person (together with direct or indirect options or other rights to acquire any such securities).